Exhibit 99.4

                       SECRETARY TREASURER'S CERTIFICATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of The Bralorne Mining Company (the "Company") on Form 10-QSB for the period ending May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lucien
R. Paquette, Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /S/"Lucien R. Paquette",
                                             ----------------------
                                              Lucien R. Paquette
                         Chief  Accounting  Officer,  Chief  Financial  Officer
                                 Secretary  Treasurer  and  Director

Date: January 12, 2004